Financial income (expense), net (Tables)	12 Months Ended
Dec. 31, 2021
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2021	2020	2019
Interest income	$553	605	$947
Interest expense:
Interest expense	(19,901)	(21,830)	(24,929)
Amortization and gain (loss) on cash flow hedge	(274)	(173)	(21)
Commitment fees	(977)	(138)	(381)
Amortization of debt issuance cost	(5,677)	(2,289)	(2,361)
Total interest expense	(26,829)	(24,430)	(27,692)
Gain (loss) on debt extinguishment	—	—	1,030
Other items, net:
Foreign exchange gain (loss)	22	444	(396)
Bank charges, fees and other	(560)	(276)	(297)
Withholding tax on interest expense and other	(2,324)	(2,400)	(2,882)
Total other items, net	(2,862)	(2,232)	(3,575)
Total financial income (expense), net	$(29,138)	(26,057)	$(29,290)